UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 11, 2021

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 11, 2021, BeiGene, Ltd. (the "Company") announced that clinical data on its anti-PD-1 antibody tislelizumab, in combination with the investigational spectrum-selective kinase inhibitor sitravatinib being jointly developed with Mirati Therapeutics, Inc. (Mirati), were presented in two oral presentations at the American Association for Cancer Research (AACR) Annual Meeting 2021. Data presented at the meeting were from two cohorts of a Phase 1b trial (NCT03666143), in patients with unresectable or metastatic melanoma who were refractory or resistant to PD-1/L1 inhibitors and in patients with advanced platinum-resistant ovarian cancer (PROC). The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On April 12, 2021, the Company announced results from a planned interim analysis of the Phase 3 RATIONALE 303 trial of its anti-PD-1 antibody tislelizumab compared to docetaxel as second- or third-line therapy for patients with locally advanced or metastatic non-small cell lung cancer (NSCLC) in an oral presentation at the AACR Annual Meeting 2021. A supplemental biologics application (sBLA) based on these results from the RATIONALE 303 trial was accepted in March 2021 and is currently under regulatory review in China. The full text of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release titled "BeiGene Presents Clinical Data on Sitravatinib in Combination with Tislelizumab at the AACR Annual Meeting 2021" issued on April 11, 2021.

99.2	Press Release titled "BeiGene Presents Interim Analysis Results of RATIONALE 303 Trial of Tislelizumab in Second- or Third-Line Non-Small Cell Lung Cancer at the AACR Annual Meeting 2021" issued on April 12, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Exhibit Index

Exhibit No.	Description

99.1	Press Release titled "BeiGene Presents Clinical Data on Sitravatinib in Combination with Tislelizumab at the AACR Annual Meeting 2021" issued on April 11, 2021.

99.2
Press Release titled "BeiGene Presents Interim Analysis Results of RATIONALE 303 Trial of Tislelizumab in Second- or Third-Line Non-Small Cell Lung Cancer at the AACR Annual Meeting 2021" issued on April 12, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: April 12, 2021	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel